                                                                               .
                                                                               .
                                                                               .


                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY




SUBSIDIARY                                         DBA                              JURISDICTION OF INCORPORATION
----------                                         ---                              -----------------------------
Alaska Communications Systems Holdings, Inc.                                        Delaware
ACS of the Northland, Inc.                         ACS, ACS Local Service           Alaska
ACS of Alaska, Inc.                                ACS, ACS Local Service           Alaska
ACS of Fairbanks, Inc.                             ACS, ACS Local Service           Alaska
ACS of Anchorage, Inc.                             ACS, ACS Local Service           Delaware
ACS Wireless, Inc.                                 ACS Wireless                     Alaska
ACS Long Distance, Inc.                            ACS, ACS Long Distance           Alaska
ACS Television, LLC.                                                                 Utah
ACS Internet, Inc.                                                                  Delaware
ACS Messaging, Inc.                                                                 Alaska
ACS InfoSource, Inc.                                                                Alaska
ACS of Alaska License Sub, Inc.                                                     Alaska
ACS of the Northland License Sub, Inc.                                              Alaska
ACS of Fairbanks License Sub, Inc.                                                  Alaska
ACS of Anchorage License Sub, Inc.                                                  Alaska
ACS Wireless License Sub, Inc.                                                      Alaska
ACS Long Distance License Sub, Inc.                                                 Alaska
ACS Television License Sub, Inc.                                                    Alaska